                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        THE SOUTHERN BANC COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                [LETTERHEAD OF THE SOUTHERN BANC COMPANY, INC.]



                               October 15, 2001



Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Southern Banc Company, Inc. to be held at the main office of The Southern Bank Company, formerly First Federal Savings and Loan Association of Gadsden, 221 S. 6/th/ Street, Gadsden, Alabama, on Wednesday, November 14, 2001, at 5:00 p.m., local time. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.

     During the meeting, we will also report on the operations of the Company's subsidiary, The Southern Bank Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you do not attend the meeting. On behalf of your Board of Directors, I thank you for your interest and support.



                                        Sincerely,



                                        Gates Little
                                        Chairman of the Board, President
                                         and Chief Executive Officer

                        THE SOUTHERN BANC COMPANY, INC.
                               221 S. 6th Street
                            Gadsden, Alabama 35901
                                (256) 543-3860

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on November 14, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Southern Banc Company, Inc. (the "Company") will be held at the main office of The Southern Bank Company, 221 S. 6th Street, Gadsden, Alabama, at 5:00 p.m. on Wednesday, November 14, 2001.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

            1. The election of three directors of the Company for terms to expire in 2004.

            2. Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on October 3, 2001 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        PEGGY SMITH
                                        SECRETARY

Gadsden, Alabama
October 15, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                        THE SOUTHERN BANC COMPANY, INC.
                               221 S. 6th Street
                            Gadsden, Alabama 35901

                        ANNUAL MEETING OF STOCKHOLDERS
                               November 14, 2001

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Southern Banc Company, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of The Southern Bank Company (the "Bank"), 221 S. 6th Street, Gadsden, Alabama, on Wednesday, November 14, 2001, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 15, 2001.

                       VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies which have not been revoked will be voted in favor of each of the proposals set forth in this Proxy Statement to be considered at the Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxies will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation and Bylaws. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     The Company has retained Regan & Associates, Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation of proxies at a fee of $800.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on October 3, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 1,006,498 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Directors and executive officers of the Company and persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding their ownership of the Common Stock pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), the following table sets forth, as of the Record Date, certain information as to those persons who were believed to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and those shares that were believed to be beneficially owned by all directors and executive officers of the Company as a group.


                                          Percent of Shares
Name and Address                          Amount and Nature of       of Common Stock
of Beneficial Owner                       Beneficial Ownership         Outstanding
-------------------                       --------------------         -----------

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York  10166                     97,300  /1/                  9.7%

Sandler O'Neill Asset Management, LLC
712 Fifth Avenue, 22/nd/ Floor
New York, New York  10019                     60,000  /2/                  5.9%

All directors and executive officers
as a group (8 persons)                       222,096  /3/                 22.0%

__________________
/1/ Based on a Schedule 13D filed in May 2000, Jeffrey L. Gendell, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. have shared voting and dispositive power over the reported shares.

/2/ Based on a Schedule 13D filed in April 1999, Sandler O'Neill Asset Management, LLC and certain of its affiliates have shared voting and dispositive power over the reported shares.

/3/ Includes exercisable stock options for 73,362 shares; does not include unallocated shares held by the Employee Stock Ownership Plan, does not include 14,430 shares held by the Company's management recognition plan trust, of which Directors Dowling, Taylor and Keeling are trustees, does not include 51,308 shares held by the Company's stock option and incentive plan trust, of which Directors Dowling, Taylor and Keeling are trustees.

                      PROPOSAL I -- ELECTION OF DIRECTORS

General

     The Board of Directors has nominated Grady Gillam, Rex G. Keeling, Jr. and James B. Little, III to serve as directors for a three-year period. All nominees are currently members of the Board. Under Delaware law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year.

    The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned.

                                                                  Shares of
                                                                 Common Stock
                         Age at      Year First      Current     Beneficially
                        June 30,     Elected as       Term       Owned at the    Percent
Name                      2001       Director /1/   to Expire  Record Date /2/  of Class
----                   ----------    ------------   ---------  ---------------  --------

                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Grady Gillam              77             1989            2001         14,451         1.4%
Rex G. Keeling, Jr.       58             1974            2001         18,542         1.8
James B. Little, III      40             2000            2001         21,300         2.1

                            DIRECTORS CONTINUING IN OFFICE

Thomas F. Dowling, III    64             1972            2002         22,953         2.3
Gates Little              31             1994            2002         38,973         3.9
Fred Taylor               74             1993            2002         18,642         1.9
Craig G. Cantrell         72             1961            2003         14,451         1.4
James B. Little, Jr.      71             1957            2003         72,784         7.2

__________________
/1/ All directors other than James B. Little, III were initially appointed as directors of the Company in 1995 in connection with the incorporation of the Company and also serve as directors of the Bank. James B. Little, III was appointed to the Board of Directors of the Company in April 2000 to fill a vacancy.

/2/ Includes exercisable stock options for 4,771, 36,368, 4,771, 6,362, 7,273, 7,455 and 6,362 shares held by Messrs. Cantrell, Little, Jr., Gillam, Keeling, Dowling, Gates Little and Taylor, respectively; does not include unallocated shares held by the ESOP; does not include shares held by the Company's management recognition plan trust and stock option and incentive plan trust. See "VOTING SECURITIES AND BENEFICIAL OWNERSHIP" above.

     Set forth below is information concerning the Company's nominees for election as directors and continuing directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     Grady Gillam is retired. Prior to his retirement in 1984, Mr. Gillam was employed as President of the American National Bank of Gadsden. Mr. Gillam serves as a Trustee and a member of the Board of the First Methodist Church in Gadsden.

     Rex G. Keeling, Jr. is a self-employed relief pharmacist. From 1985 to 1988, Mr. Keeling served as pharmacy director for Gregerson Food/Pharmacy located in Gadsden. Mr. Keeling has served as the chairman of the American Cancer Society Golf Tournament and as a committee member of the Big Oak Ranch Golf Marathon. He has also served as a volunteer football coach for several of the local high schools.

     James B. Little, III is founder and has been a partner of New Capital Partners, LLC, a private equity firm which invests in privately held companies throughout the southeast, since May 2000. Previously, Mr. Little founded and was President and Chief Executive Officer of Momentum Health Services, Inc. (1997-1999) and, prior to that, was President and Chief Executive Officer of Trident Health Systems, L.L.C. (1995-1996). Mr. Little also serves on the boards of Electronic Healthcare Systems, Inc., Progressive Systems, Inc., Push Design, Inc., and Le Carte.com. Mr. Little is the son of James B. Little, Jr. and the brother of Gates Little.

     Thomas F. Dowling, III is a dentist in private practice in Gadsden. He is a deacon of the First Baptist Church of Gadsden.

     Gates Little joined the Bank in 1993 and served as Executive Vice President from 1998 until September 2000, when he was elected President and Chief Operating Officer. Previously, he served as Vice President of the Bank. In March 2001, he became Chief Executive Officer of the Bank. Mr. Little served as Vice President of the Company from 1995 until April 2001 when he was elected President and Chief Executive Officer. Mr. Little is the son of James B. Little, Jr. and the brother of James B. Little, III.

     Fred Taylor is a realtor and owner of Taylor Realty, located in Albertville. Mr. Taylor is a member of the First Baptist Church in Albertville, the National Real Estate Association, the Alabama Realtors and the Marshall County Board of Realtors.

     Craig G. Cantrell is a retired physician. From 1957 to 1992, Dr. Cantrell was in private practice specializing in internal medicine. Dr. Cantrell is a Deacon of the First Baptist Church in Gadsden.

     James B. Little, Jr. joined the Bank in 1957 and served as its Chief Executive Officer from 1966 until March 2001 and its Chairman of the Board from 1976 until March 2001. Mr. Little also served as President of the Bank from 1966 until September 2000. He is currently Investment Officer of the Bank. Mr. Little served as Chairman of the Board, President and Chief Executive Officer of the Company from 1995 until April 2001 when he became a Vice President of the Company. Mr. Little is a member of the Gadsden Chamber of Commerce. Mr. Little is the father of Gates Little and James B. Little, III.

Committees of the Board of Directors

     The Boards of Directors of the Company and the Bank hold regular monthly meetings and special meetings as needed. During the year ended June 30, 2001, the respective Boards met six and 12 times. No director attended fewer than 75% in the aggregate of the total number of meetings of the Boards held while he was a member during the year ended June 30, 2001 and the total number of meetings held by committees on which he served during such fiscal year.

     The Compensation Committee of the Company's Board of Directors most recently consisted of Messrs. Cantrell, Keeling and Taylor. This committee, which reviews the performance of the employees of the Company and its subsidiaries and makes recommendations to the Board of Directors regarding employee compensation, met once regarding compensation for fiscal 2001.

     The Company's full Board of Directors acts as the Audit Committee and met once in this capacity. As the Audit Committee, the Board of Directors monitors the integrity of the Company's financial statements and the independence and performance of the Company's independent auditors. A majority of the members of the Board of

Directors and the Audit Committee are "independent directors" as defined in the listing standards of The American Stock Exchange. The Audit Committee Charter is attached hereto as Appendix A.

     The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee under the Company's Certificate of Incorporation and met one time in this capacity to select the nominees for election as directors at the Meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose.

Director Compensation

     The Company's directors meet on a quarterly basis and receive $300 per meeting. For fiscal 2001, the Company's directors' fees totaled $9,300. The Bank's directors receive fees of $700 per monthly meeting attended and $350 per committee meeting attended. Directors may miss up to two monthly meetings and still receive the monthly fee. For fiscal 2001, the Bank's directors' fees totaled $59,150.

Executive Compensation

     Summary Compensation Table. The following table sets forth cash and non-cash compensation for each of the three fiscal years ended June 30, 2001 awarded to or earned by the Company's current and former President and Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries.


                                                                                 Long-Term
                                             Annual Compensation             Compensation Awards
                                    -------------------------------------  ----------------------
                                                                           Restricted  Securities
Name and                    Fiscal                         Other Annual      Stock     Underlying     All Other
Principal Position           Year   Salary/1/   Bonus     Compensation/2/    Awards     Options    Compensation/3/
--------------------------  ------  ---------   -----     ---------------    ------     -------    ---------------
James B. Little, Jr./4/       2001   $ 95,833    $ 7,500           $5,644    $   --/5/       --         $170,093/6/
  President and Chief         2000    114,600     10,000            2,016        --          --           23,281
  Executive Officer/          1999    119,600      5,000            2,016        --          --           39,150
  Vice President

Gates Little/7/               2001   $ 72,766    $ 7,500           $   --    $   --/5/       --         $ 11,300
  Vice President/
  President and
  Chief Executive
  Officer

--------------------
/1/ Includes directors' fees of $9,600 for fiscal 2001 paid to each officer.
/2/ Consists of excess life insurance.
/3/ Includes contributions to the Bank's defined contribution qualified pension plan, pursuant to which the Bank contributes 5% of each employee's annual salary and bonus to an IRA account, and ESOP share allocations, valued at the respective fiscal year ends.
/4/ James B. Little, Jr. served as President and Chief Executive Officer of the
    Company until April 2001 when he became Vice President of the Company.
/5/ As of June 30, 2001, James B. Little, Jr. held 14,547 shares of Common Stock awarded under the Company's Management Recognition Plan ("MRP"). Such shares had an aggregate value of $147,652 based on the closing price of the Common Stock on June 30, 2001 ($10.15 per share). As of June 30, 2001, Gates Little held 2,182 shares of Common Stock awarded under the MRP. Such shares had an aggregate value of $22,147 based on the closing price of the Common Stock on June 30, 2001 ($10.15 per share). As of June 30, 2001, all shares of restricted Common Stock awarded under the MRP were vested. Dividends are paid on such shares to the extent paid on the Common Stock generally.
/6/ Includes a lump sum payment of $151,004 in satisfaction of the benefits to which. James B. Little, Jr. was entitled under his Supplemental Executive Retirement Agreement.
/7/ Gates Little served as Vice President of the Company until April 2001 when be became President and Chief Executive Officer.

     Stock Options. The following table sets forth information regarding the number and value of options held by the Company's current and former President and Chief Executive Officer at the end of fiscal 2001. No options were granted to or exercised by such officers during the year.


                           Number of Securities                   Value of Unexercised
                          Underlying Unexercised                  In-the-Money Options
                        Options at Fiscal Year-End               at Fiscal Year-End (1)
                        --------------------------               ----------------------
                       Exercisable     Unexercisable           Exercisable    Unexercisable
                       -----------     -------------           -----------    -------------
Gates Little               7,455           3,000                $      --       $       --

James B. Little, Jr.      36,368              --                $      --       $       --

------------------
/1/ Based on difference between exercise prices of $11.69 and $14.56 and closing price on June 30, 2001 ($10.15).

     Employment Agreements. In April 2001, the Company amended its employment agreement with James B. Little, Jr., its former President and Chief Executive Officer, to provide that thereafter Mr. Little shall serve as Vice President of the Company. The Company also agreed to provide for a lump sum payment to Mr. Little of $151,004 in satisfaction of the benefits to which he was entitled under his Supplemental Executive Retirement Agreement. In addition, in September 2000, the Bank amended its separate employment agreement with Mr. Little to provide that he shall serve thereafter as Chief Execuitive Officer of the Bank.

    In April 2001, the Company amended its employment agreement with Gates Little, its former Vice President, to provide that thereafter Mr. Little shall serve as President and Chief Executive Officer of the Company. In addition, in March 2001, the Bank amended its separate employment agreement with Mr. Little to provide that he shall serve thereafter as President and Chief Executive Officer of the Bank.

    The agreements provide for terms of three years, with a minimum annual base salary of $110,000 per year for James B. Little, Jr., and $85,000 per year for Gates Little. On each anniversary date from the date of commencement of the agreements, the terms of employment will be extended to a date up to 36 months thereafter, upon a determination by the Boards of Directors that the performance of the employee has met the required performance standards and that such agreements should be extended. Additionally, the agreements provide for an automatic 36-month extension of the term upon the occurrence of a "Change in Control" (as defined below). The agreements provide for a salary review by the Boards of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will terminate upon the employee's death or disability and are terminable for "just cause" as defined in the agreements (for example, personal dishonesty, willful misconduct or material breach of the agreements). In the event of termination for just cause, no severance benefits are available. In addition, James B. Little, Jr. will be entitled to employer-paid family medical insurance until he reaches age 72, regardless of his employment status. If the Company or the Bank terminates the employee without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the agreements plus his salary only for an additional 12-month period (but not in an aggregate amount in excess of three times his five years' average annual compensation). If the agreements are terminated due to the employee's disability (as defined in the employment agreements), his salary and benefits will terminate. In the event of the employee's death during the terms of the agreements, his estate will be entitled to receive his salary through the end of the month in which his death occurs. Severance benefits will be paid in a lump sum or in installments, as he elects. The employee is able to terminate the agreements voluntarily by providing 90 days' written notice to the Boards of Directors of the Company and the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination. However, in the event the employee voluntarily terminates his employment within 90 days following the occurrence of one of the following events (other than in connection with a "Change in Control") (i) a material reduction in his base compensation, (ii) the failure to continue to provide him with the compensation and benefits provided for under the agreements or with benefits substantially similar to those provided to him under an employee benefit plan of the Bank in which he is a participant, or the taking of any action that would directly or indirectly reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him, (iii) the assignment to him of duties and responsibilities materially different from those normally associated with his position, or (iv) a material diminution or reduction in his responsibilities or authority, he will be entitled to those benefits and payments he would be entitled to receive if he had been involuntarily terminated without just cause.

     The agreements contain provisions stating that in the event of the employee's involuntary or constructive termination of employment in connection with, or within 6 months before or 24 months after, any "Change in Control" of the Company or the Bank, other than for just cause, he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his base amount (as defined in Section 280G(b)(3) of the Internal Revenue
Code) and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Internal Revenue Code) that he receives on account of the change in control. Under the agreements, a "Change in Control" is defined as (i) the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's or the Bank's voting stock, (ii) the control of the election of a majority of the Company's or the Bank's directors, (iii) the exercise of a controlling influence over the management or policies of the Company or the Bank, or (iv) during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The agreements provide that the amount to be paid to the employee in the event of such an involuntary termination will be paid in one lump sum within 10 days of such termination. The agreements also provide for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment for any reason within 30 days of a Change in Control upon the occurrence, or within 90 days thereafter, of certain specified events following the Change in Control which have not been consented to in advance in writing by him, including (i) the requirement that he move his personal residence or perform his principal executive functions more than 30 miles from the Bank's primary office as of the date of the Change in Control,
(ii) a material reduction in his base compensation as then in effect, (iii) the failure to continue to provide him with compensation and benefits substantially similar to those provided to him under any of the employee benefit plans in which he is or becomes a participant or under his employment agreements, or the taking of any action by the Company or the Bank which would directly or indirectly deprive him of any material fringe benefit enjoyed by him as of the date of the Change in Control, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Bank, (v) a material reduction in his authority and responsibility, (vi) the failure to re-elect him to the Board of Directors, or
(vii) a material reduction in his secretarial or administrative support. The aggregate payments that would be made assuming termination of employment under the foregoing circumstances at June 30, 2001 would have been approximately $485,061 to James B. Little, Jr. and $208,597 to Gates Little. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. If the employee were to prevail over the Company and the Bank in a legal dispute with respect to the agreements, he would be reimbursed for his legal and other expenses.

Transactions with Management

     The Bank offers loans to its directors, officers and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current federal law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. At June 30, 2001, the Bank's loans to directors and executive officers totaled approximately $78,000.

Report of the Audit Committee

     In accordance with its written charter, as adopted by the Board of Directors, the Audit Committee (the "Committee") is responsible for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended June 30, 2001, the full Board met as the Committee one time, and the Committee discussed the interim financial information contained in each Quarterly Report on Form 10-QSB with management and the independent auditors prior to the public release.

    In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

     The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements, and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee determined that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors.

                                 Craig G. Cantrell         Gates Little
                                 Thomas F. Dowling, III    James B. Little, Jr.
                                 Grady Gillam              James B. Little, III
                                 Rex G. Keeling, Jr.       Fred Taylon


                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, which was the Company's independent certified public accounting firm for the 2001 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2002 fiscal year. A representative of Arthur Andersen LLP is not expected to be present at the Annual Meeting.

     Fees billed to the Company and the Bank by Arthur Andersen LLP during the fiscal year ended June 30, 2001 were as follows:

     Audit Fees: The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB totaled $44,500.

     Financial Information Systems Design and Implementation Fees: The Company and the Bank did not engage Arthur Andersen LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended June 30, 2001.

    All Other Fees: The aggregate fees agreed upon for non-audit services by Arthur Andersen LLP relating to the fiscal year ended June 30, 2001, including tax related services, were $12,600.

    The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independence of Arthur Andersen LLP.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting as to which proxies in the accompanying form confer discretionary authority, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

                                 MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     In order to be eligible to be considered for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 2002, which will be held on or about November 13, 2002, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 221 S. 6th Street, Gadsden, Alabama 35901, no later than June 17, 2002. With respect to the 2002 Annual Meeting of Stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by October 14, 2002, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

    Nothing herein shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received. The Company's Certificate of Incorporation provides that due notice of business to be brought before an annual meeting by a stockholder must be submitted in writing to the Secretary of the Company not less than 30 nor more than 60 days prior to the date of any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      PEGGY SMITH
                                      SECRETARY

Gadsden, Alabama
October 15, 2001

--------------------------------------------------------------------------------
A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, THE SOUTHERN BANC COMPANY, 221 S. 6th STREET, GADSDEN, ALABAMA 35901.
--------------------------------------------------------------------------------

                                                                      Appendix A

                        The Southern Banc Company, Inc.
                        -------------------------------

                            Audit Committee Charter

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, and (2) the independence and performance of the Company's external auditors. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange rules for Small Business Filers as interpreted by the Board in its business judgment.

     The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall:

1. Review the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Discuss the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the company's financial statements.

3. Receive and review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review any report or communication from the independent auditors regarding the independent auditors' review of the Company's quarterly financial statements.

5. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

6. Provide advice to management on the selection, the performance and the replacement, if appropriate, of the independent auditor, who shall be ultimately accountable to the Audit Committee and the Board.

7. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

8. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

10. Review with the independent auditor problems or difficulties the auditor may have encountered, any management letter provided by the auditor and the Company's response to that letter.

11. Cause to be prepared the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                                REVOCABLE PROXY
                        THE SOUTHERN BANC COMPANY, INC.
                       --------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               November 14, 2001
                       --------------------------------


     The undersigned hereby appoints Thomas F. Dowling, III and Fred Taylor, or either of them, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of The Southern Banc Company, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of The Southern Bank Company, 221 S. 6/th/ Street, Gadsden, Alabama on Wednesday, November 14, 2001 at 5:00 p.m., local time, and at any and all adjournments thereof, as follows:



                                                                         FOR ALL
                                                      FOR    WITHHOLD    EXCEPT
                                                      ---    --------    ------

I.  The election as directors of all nominee          [_]      [_]         [_]
    listed below (except as marked to the
    contrary below):

    Nominees for Terms to Expire in 2004

          Grady Gillam
          Rex G. Keeling, Jr.
          James B. Little, III

          INSTRUCTION:  To withhold authority
          to vote for any individual nominee, mark
          "FOR ALL EXCEPT" and write that
          nominee's name in the space provided below.

                       --------------------------------

II. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AND ANY OTHER MATTER PRESENTED TO THE ANNUAL MEETING IF NOTICE OF SUCH MATTER HAS NOT BEEN DELIVERED TO THE COMPANY IN ACCORDANCE WITH THE CERTIFICATE OF INCORPORATION AND BYLAWS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------


Please be sure to sign and date this proxy in the box below.        Date  ______


______  Stockholder sign above      _______  Co-holder (if any) sign above


Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated October 15, 2001, and an Annual Report to Stockholders. Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY